                            G-III APPAREL GROUP, LTD.
                             1989 STOCK OPTION PLAN

     1. Purpose. The purpose of this stock option plan (the "Plan") is to enable
G-III Apparel Group, Ltd. (the "Company") and its stockholders to secure the benefits of common stock ownership by key personnel of the Company and its subsidiaries. The Board of Directors of the Company (the "Board") believes that the granting of options under the Plan will foster the Company's ability to attract, retain and motivate those individuals who will be largely responsible for the continued profitability and long-term future growth of the Company.

     2. Stock Subject to the Plan. The Company may issue and sell a total of
1,130,000 shares of its common stock, $.01 par value (the "Common Stock"), pursuant to the Plan. Such shares may be either authorized and unissued or held by the Company in its treasury. The maximum option grant which may be made in any calendar year to any employee shall not cover more than 150,000 shares. New options may be granted under the Plan with respect to shares of Common Stock which are covered by the unexercised portion of an option which has terminated or expired.

     3. Administration. The Plan shall be administered by a committee (the
"Committee") consisting of at least two directors appointed by and serving at the pleasure of the Board.

To the extent required by the applicable provisions of Rule 16b-3 issued by the
Securities and Exchange Commission under the Securities Exchange Act of 1934, no member of the Committee shall have been eligible to receive shall have received an option under the Plan within one year before his or her appointment or such other period as may be prescribed by said Rule. Subject to the provisions of the Plan, the Committee, acting in its sole and absolute discretion, shall have full power and authority to grant options under the Plan, to interpret the provisions of the Plan and option agreements made under the
Plan, to supervise the administration of the Plan, and to take such other action as may be necessary or desirable in order to carry out the provisions of the
Plan. A majority of the members of the Committee shall constitute a quorum. The
Committee may act by the vote of a majority of its members present at a meeting at which there is a quorum or by unanimous written consent. The decision of the
Committee as to any disputed question, including questions of construction, interpretation and administration, shall be final and conclusive on all persons.
The Committee shall keep a record of its proceedings and acts and shall keep or caused to be kept such books and records as may be necessary in connection with the proper administration of the Plan.

     4. Grant of Options. Options may be granted under the Plan to present or future key employees of the Company or a subsidiary of the Company (a
"Subsidiary") within the meaning of

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Section 425(f) of the Internal Revenue Code of 1986 (the "Code"), and to
consultants or other independent contractors who perform services for the
Company or a Subsidiary, but not to directors who perform services for the
Company solely in their capacities as directors. Subject to the provisions of the Plan, the Committee shall from time to time select the key personnel of the
Company and its Subsidiaries to whom options under the Plan will be granted, and shall fix the number of shares covered by each such option and establish the terms and conditions thereof (including, without limitation, exercise price and restrictions on exercisability of the option or on the shares of Common Stock issued upon exercise thereof and whether or not the option is to be treated as an incentive stock option within the meaning of Section 422 of the Code (an
"Incentive Stock Option")).

     5. Terms and Conditions of Options. Each option granted under the Plan shall be evidenced by a written agreement in a form approved by the Committee.
Each such option shall be subject to the terms and conditions set forth in this paragraph and such additional terms and conditions not inconsistent with the
Plan (and, in the case of an Incentive Stock Option, not inconsistent with the provisions of the Code applicable thereto) as the Committee deems appropriate.

     (a) Option Price. In the case of an option which is not treated as an
     Incentive Stock Option, the purchase price per share shall not be less than the par value of a share of Common Stock on the date the option is granted;
     and, in the case of an Incentive Stock Option, the purchase price per

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     share shall not be less than 100% of the fair market value of a share of
     Common Stock on the date the option is granted (110% in the case of an optionee who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the
     Company or a Subsidiary (a "ten percent shareholder")). For purposes hereof, the fair market value of a share of Common Stock on any date shall be equal to the closing sale price per share as published by a national securities exchange on which shares of the Common Stock are traded on such date or, if there is no sale of Common Stock on such date, the average of the bid and asked prices on such exchange at the closing of trading on such date or, if shares of the Common Stock are not listed on a national securities exchange on such date, the average of the bid and asked prices in the over the counter market at the close of trading on such date, or if the Common Stock is not traded on a national securities exchange or the over the counter market, the fair market value of a share of the Common
     Stock on such date as determined in good faith by the Committee.

     (b) Option Period. The period during which an option may be exercised shall be fixed by the Committee and shall not exceed 10 years from the date the option is granted (5 years in the case of an Incentive Stock Option granted to a "ten percent shareholder").

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     (c) Exercise of Options. No option shall be exercisable unless the person to whom the option was granted remains in the continuous employ or service of the Company or a Subsidiary for at least six months (or for such other period as the Committee may designate) from the date the option is granted.
     Subject to earlier termination of the option as provided herein, unless the
     Committee determines otherwise, the option will become exercisable in accordance with the following schedule based upon the number of full years of the optionee's continuous employment or service with the Company or a
     Subsidiary following the date of grant:

Full                   Incremental      Cumulative
Years of Continuous   Percentage of   Percentage of
Employment/               Option          Option
Service                Exercisable     Exercisable
-------------------   -------------   -------------
Less than 1                 0%               0%
          1                20%              20%
          2                20%              40%
          3                20%              60%
          4                20%              80%
          5 or more        20%             100%

     All or part of the exercisable portion of an option may be exercised at any time during the option period, except that, without the consent of the
     Committee, no partial exercise of an option shall be for less than 100 shares. An option may be exercised by transmitting to the Company (1) a written notice specifying the number of shares to be purchased, and (2)
     payment in full of the purchase price (or, if applicable, delivery of a secured obligation therefor),

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     together with the amount, if any, deemed necessary by the Committee to enable the Company to satisfy its income tax withholding obligations with respect to such exercise (unless other arrangements acceptable to the
     Committee are made with respect to the satisfaction of such withholding obligations).

     (d) Payment of Option Price. The purchase price of shares of Common Stock acquired pursuant to the exercise of an option granted under the Plan shall be payable in cash and/or such other form of payment as may be permitted under the option agreement, including, without limitation, previously-owned shares of Common Stock. The Committee may permit the payment of all or a portion of the purchase price in installments (together with interest) over a period of not more than 5 years.

     (e) Rights as a Stockholder. No shares of Common Stock shall be issued in respect of the exercise of an option granted under the Plan until full payment therefore has been made (and/or provided for where all or a portion of the purchase price is being paid in installments). The holder of an option shall have no rights as a stockholder with respect to any shares covered by an option until the date a stock certificate for such shares is issued to him or her. Except as otherwise provided herein, no adjustments shall be

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     made for dividends or distributions of other rights for which the record date is prior to the date such stock certificate is issued.

     (f) Transferability of Options. No option shall be assignable or transferable except upon the optionee's death to a beneficiary designated by the optionee in accordance with procedures established by the Committee or, if no designated beneficiary shall survive the optionee, pursuant to the optionee's will or by the laws of descent and distribution. During an optionee's lifetime, options may be exercised only by the optionee or the optionee's guardian or legal representative.

     (g) Termination of Employment or Other Service. If an optionee ceases to be employed by or to perform services for the Company and any Subsidiary for any reason other than death or disability (defined below), then each outstanding option granted to him or her under the Plan shall terminate on the date three months after the date of such termination of employment or service (or, if earlier, the date specified in the option agreement). If an optionee's employment or service is terminated by reason of the optionee's death or disability (or if the optionee's employment or service is terminated by reason of his or her disability and the optionee dies within one year after such termination of employment or service), then each outstanding option granted to the optionee under the Plan shall terminate on the date one year after the date of such termination of employment or service (or one year after the later death of a disabled

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     optionee) or, if earlier, the date specified in the option agreement. For purposes hereof, the term "disability" shall mean the inability of an optionee to perform the customary duties of his or her employment or other service for the Company or a Subsidiary by reason of a physical or mental incapacity which is expected to result in death or be of indefinite duration.

     (h) Incentive Stock Options. In the case of an Incentive Stock Option granted under the Plan, at the time the option is granted, the aggregate fair market value (determined at the time of grant) of the shares of Common
     Stock with respect to which Incentive Stock Options are exercisable for the first time by the optionee during any calendar year shall not exceed
     $100,000.

     (i) Changes in Capital Stock. The aggregate number and class of shares for which options may be granted under the Plan, the maximum number of shares for which options may be granted to any employee in any calendar year, the number and class of shares covered by each outstanding option and the exercise price per share shall be adjusted proportionately or as otherwise deemed appropriate by the Board to reflect any increase or decrease in the number of issued shares of Common Stock resulting from a split-up or consolidation of shares or any like capital adjustment, or the payment of any stock dividend, and/or to reflect a change in the character or class of shares covered by the plan arising from a readjustment or recapitalization of the Company's capital stock. In the case of a merger, sale of assets or similar transaction which results in a replacement of the Company's shares of Common Stock with stock of another corporation,

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     the Company will make a reasonable effort, but shall not be required, to replace any outstanding options with comparable options to purchase the stock of such other corporation, or will provide for immediate exercisability of all outstanding options, with all options not being exercised within the time period specified by the Board being terminated.

     (j) Other Provisions. The Committee may impose such other conditions with respect to the exercise of options, including, without limitation, any conditions relating to the application of federal or state securities laws, as it may deem necessary or advisable.

     6. Amendment and Termination of the Plan. The Board may amend or terminate the Plan. Except as otherwise provided in the Plan with respect to equity changes, any amendment which would increase the aggregate number of shares of
Common Stock as to which options may be granted under the Plan, materially increase the benefits under the Plan, or modify the class of persons eligible to receive options under the Plan shall be subject to the approval of the holders of a majority of the Common Stock issued and outstanding. No amendment or termination may adversely affect any outstanding option without the written consent of the optionee.

     7. No Rights Conferred. Nothing contained herein will be deemed to give any individual any right to receive an option

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under the Plan or to be retained in the employ or service of the Company or any
Subsidiary.

     8. Governing Law. The Plan and each option agreement shall be governed by the laws of the State of Delaware.

     9. Decisions of Board or Committee to be Final. Any decision or determination made by the Board pursuant to the provisions hereof and, except to the extent rights or powers under the plan are reserved specifically to the discretion of the Board, all decisions and determinations of the Committee shall be final and binding on all persons.

     10. Term of the Plan. The Plan shall be effective as of October 17, 1989, the date on which it was adopted by the Board, subject to the approval of the stockholders of the Company, which approval was granted on November 1, 1989. The
Plan will terminate on October 16, 1999, unless sooner terminated by the Board.
The rights of optionees under options outstanding at the time of the termination of the Plan shall not be affected solely by reason of the termination and shall continue in accordance with the terms of the option (as then in effect or thereafter amended).

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